                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


           Date of Report (date of earliest event) November 13, 1997
                                                   -----------------

                               HUNT CORPORATION
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Pennsylvania                          1-8044                21-0481254
-------------------------------         -----------           ----------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

   One Commerce Square 2005 Market Street, Philadelphia, PA         19103
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone no., including area code   (215) 656-0300
                                                  --------------


             Hunt Manufacturing Co. (name changed October 9, 1997)
------------------------------------------------------------------------------
             (Former name or address if changed since last report)



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ITEM 2.           Acquisition or Disposition of Assets

                  On November 13, 1997, Hunt Corporation (formerly named Hunt Manufacturing Co.) ("Hunt") completed the previously announced sale of its Bevis office furniture business ("Bevis") to a subsidiary of HON Industries, Inc. for a cash purchase price of approximately $46 million.

                  The Bevis business was carried on by Bevis Custom Furniture, Inc., a subsidiary of Hunt, and the sale involved substantially all of the assets (including machinery, equipment, real property, etc.) used in the Bevis business and the assumption by the Buyer of specified liabilities. The purchase price was determined by negotiation between the parties. The Bevis business had revenues of $62 million in fiscal 1996.

                  The sale will result in an estimated after-tax gain in Hunt's fiscal fourth quarter of approximately $14.4 million, or $1.26 per share, taking into account provisions for certain retained assets and liabilities and estimated post-closing net worth adjustments.

                  The unaudited pro forma financial statements of Hunt included in this report are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transaction had occurred in the periods indicated or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumption used in the pro forma balance sheet as of August 31, 1997, where the proceeds are reflected as being invested in short term securities.

                  The unaudited pro forma balance sheet of Hunt as of August 31, 1997 gives effect to the disposal of Bevis and the related pro forma adjustments described in the accompanying notes. The balance sheet is presented as though the disposal occurred on August 31, 1997.

                  The unaudited pro forma statements of operations of Hunt for the nine months ended August 31, 1997 and for the year ended December 1, 1996 give effect to:

                    1. the reclassification of income from Bevis and the related provision for income taxes to discontinued operations.

                    2. the related pro forma adjustments described in the accompanying notes.

                         The unaudited pro forma statements of operations are presented as though the disposal occurred on December 4, 1995, but do not reflect any income from investment on the proceeds of the sale.

                                       2


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                  The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and accompanying notes of the registrant.

ITEM 7.           Pro Forma Financial Information and Exhibits

         (b)               Pro Forma Financial Information (Unaudited)
                  1. Condensed Consolidated Balance Sheet as of August 31, 1997.
                  2. Condensed Consolidated Statement of Operations for the Nine
                     Months Ended August 31, 1997.
                  3. Condensed Consolidated Statement of Operations for the
                     Year Ended December 1, 1996.
                  4. Notes to Pro Forma Financial Statements.

         (c)               Exhibits
                  2. Asset Purchase Agreement Dated October 6, 1997, by and
                     among HON Industries, Inc., AHC, Inc., Hunt and Bevis Custom Furniture, Inc.
                     (Schedules have been omitted, but Hunt agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.)





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                               HUNT CORPORATION
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF AUGUST 31, 1997
                                (In thousands)
                                  (Unaudited)



                                                                        ACTUAL
                                                                               Less:        Pro Forma       Pro Forma Hunt
                                                                 Hunt          Bevis       Adjustments      Without Bevis
                                                               -------        -------      ------------     --------------
                                          ASSETS

Current assets:
     Cash and cash equivalents                               $   6,126   $               $   46,000 (a)       $  52,126
     Accounts receivable, net                                   44,043        7,976                              36,067
     Inventories                                                29,451        2,235                              27,216
     Deferred income taxes                                      10,758                          698 (c)          11,456
     Prepaid expenses and other current assets                   2,194                                            2,194
                                                             ---------    ---------       ---------           ---------
              Total current assets                              92,572       10,211          46,698             129,059


Property, plant and equipment, net                              48,821        8,076                              40,745
Intangible assets, net                                          33,712        3,337                              30,375
Other assets                                                     5,923                                            5,923
                                                             ---------    ---------       ---------           ---------
                       Total assets                          $ 181,028    $  21,624       $  46,698           $ 206,102
                                                             =========    =========       =========           =========



                  LIABILITIES AND STOCKHOLDERS' EQUITY


Current liabilities:
     Current portion of long-term debt                       $   1,464   $                 $                 $    1,464
     Accounts payable                                           14,077        1,643                              12,434
     Other current liabilities                                  31,191        1,100          14,832 (b)          44,923
                                                             ---------    ---------       ---------           ---------
           Total current liabilities                            46,732        2,743          14,832              58,821

Long-term debt, less current portion                            57,811                                           57,811
Deferred income taxes                                            4,217                       (1,415)(c)           2,802
Other non-current liabilities                                   13,008                                           13,008
                                                             ---------    ---------       ---------           ---------
                                                               121,768        2,743          13,417             132,442

Commitments and contingencies

Stockholders' equity:
     Common stock and additional paid in capital                 8,049                                            8,049
     Cumulative translation adjustment                            (188)                                            (188)
     Retained earnings                                         136,950           --          14,400             151,350
     Net assets                                                     --       18,881          18,881 (d)
                                                             ---------    ---------       ---------           ---------
                                                               144,811       18,881          33,281             159,211
     Treasury stock                                            (85,551)                                         (85,551)
                                                             ---------    ---------       ---------           ---------
            Total stockholders' equity                          59,260       18,881          33,281              73,660
                                                             ---------    ---------       ---------           ---------
               Total liabilities and stockholders' equity    $ 181,028    $  21,624       $  46,698           $ 206,102
                                                             =========    =========       =========           =========


                            See accompanying notes to unaudited pro forma condensed financial statements.

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                               HUNT CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED AUGUST 31, 1997
                    (In thousands except per share amounts)
                                  (Unaudited)



                                                                      Actual
                                                                            Less:         Pro Forma        Pro Forma Hunt
                                                               Hunt         Bevis        Adjustments       Without Bevis
                                                              ------       ------        -----------       --------------

   Net sales                                                  $233,135      $42,003                            $191,132

   Cost of sales                                               148,725       26,999                             121,726
                                                            ----------   ----------       ---------           ---------

      Gross profit                                              84,410       15,004                              69,406


   Selling and shipping expenses                                43,723        7,791                              35,932
   Administrative and general expenses                          27,465        1,716                              25,749
   Restructuring, impairment, and other costs                   10,827            -                              10,827
                                                            ----------   ----------       ---------           ---------


   (Loss) income from continuing operations                      2,395        5,497                              (3,102)
     before interest and income taxes

   Interest expense                                              3,971            -                               3,971
   Other (income) expense, net                                     244          (61)                                305
                                                          ------------   ----------       ---------           ---------

   (Loss) income from continuing
    operations before income taxes                              (1,820)       5,558                              (7,378)

   (Benefit) provision for income taxes                           (728)       2,223                              (2,951)
                                                          ------------   ----------       ---------           ---------

   (Loss) income from continuing operations                    ($1,092)      $3,335                             ($4,427)
                                                          ============   ==========       =========           =========


   Average common and common
    equivalent shares outstanding                               11,450       11,450                              11,450
                                                          ============   ==========       =========           =========

   (Loss) income from continuing
    operations per share                                        ($0.10)       $0.29                              ($0.39)
                                                          ============   ==========       =========           =========





                            See accompanying notes to unaudited pro forma condensed financial statements.

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                               HUNT CORPORATION
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 1, 1996
                    (In thousands except per share amounts)
                                  (Unaudited)




                                                                      Actual
                                                                            Less:         Pro Forma        Pro Forma Hunt
                                                               Hunt         Bevis        Adjustments       Without Bevis
                                                              ------       ------        -----------       --------------

   Net sales                                                 $ 327,525    $  62,262                           $ 265,263

   Cost of sales                                               204,976       41,488                             163,488
                                                             ---------    ---------      -----------          ---------

      Gross profit                                             122,549       20,774                             101,775


   Selling and shipping expenses                                62,241       11,174                              51,067
   Administrative and general expenses                          32,387        2,474                              29,913
   Restructuring, impairment, and other costs                      354           --                                 354
                                                             ---------    ---------      -----------          ---------


   Income from continuing operations                            27,567        7,126                              20,441
     before interest and income taxes

   Interest expense                                              4,579           --                               4,579
   Other (income) expense, net                                    (283)          63                                (346)
                                                             ---------    ---------      -----------          ---------

   Income from continuing
    operations before income taxes                              23,271        7,063                              16,208

   Provision for income taxes                                    8,052        2,596                               5,456
                                                             ---------    ---------      -----------          ---------

   Income from continuing operations                         $  15,219    $   4,467                           $  10,752
                                                             =========    =========      ===========          =========


   Average common and common
    equivalent shares outstanding                               11,677       11,677                              11,677
                                                             =========    =========      ===========          =========

   Income from continuing
    operations per share                                     $    1.30   $    0.38                            $    0.92
                                                             =========    =========      ===========          =========




                            See accompanying notes to unaudited pro forma condensed financial statements.

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



Notes to Pro Forma Financial Statements (Unaudited)

A.  Condensed Consolidated Balance Sheet as of August 31, 1997

              (a) Adjustment to reflect the proceeds from the sale of Bevis.
                  These funds will be invested immediately in short term securities.

              (b) Adjustment to reflect the estimated currently payable income taxes of $11.1 million related to the gain on sale of Bevis, the estimated amount of adjustments for change in book value and certain post-closing liabilities.

              (c) Adjustment to reflect the impact on deferred income taxes resulting from the sale of Bevis.

              (d) Adjustment to eliminate net assets of Bevis.

B. Condensed Consolidated Statement of Operations for the Nine Months Ended August 31, 1997

                  The disposition of Bevis is accounted for through the reclassification of the results of operations to discontinued operations. No other adjustments are necessary.

C. Condensed Consolidated Statement of Operations for the Year Ended December 1, 1996

                  The disposition of Bevis is accounted for through the reclassification of the results of operations to discontinued operations. No other adjustments are necessary.















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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 HUNT CORPORATION
                                         (Registrant)



Date:  November 26, 1997         By:   \s\ William E. Chandler
       -----------------              ------------------------
                                          William E. Chandler
                                          Senior Vice President, Finance
                                          (Principal Financial Officer)


Date:  November 26, 1997         By:   \s\ John Fanelli III
       -----------------              ---------------------
                                          John Fanelli III
                                          Vice President Corporate Controller
                                          (Principal Accounting Officer)




















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




                                 EXHIBIT INDEX




Exhibit No.                                 Title
-----------                                 -----

     (2)                                    Asset Purchase Agreement
                                            Dated October 6, 1997


































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